LIQUIDITY	3 Months Ended
Jun. 30, 2021
Liquidity
LIQUIDITY

NOTE 2. LIQUIDITY

As of June 30, 2021, the Company had cash and cash equivalents of $28.6 million and total current liabilities of $2.5 million (inclusive of $0.7 million warrant liability settleable on a non-cash basis). For the three months ended June 30, 2021, the Company is reporting a net loss of ($3.2) million and cash used in operating activities of $1.6 million. As of July 31, 2021, we had approximately $28.0 million of cash on hand.

During the quarter ended June 30, 2021, the Company commenced an “at the market” offering, under which it sold 90,888 shares generating gross proceeds of approximately $2.6 million ($2.5 million, net of commissions). Further, the Company initiated an offering pursuant to the Prospectus. On June 24, 2021, the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses. The Company will use the net proceeds raised to fund its research and development activities and support operations. The amount raised is sufficient to fund operations through September 2022. Funds may be used to accelerate development activities to advance the Company’s product portfolio, working capital and general corporate purposes.

The Company has incurred substantial operating losses since inception and expects to continue to incur significant operating losses for the foreseeable future and may never become profitable. The losses result primarily from its conduct of research and development activities.

The Company historically has funded its operations principally from proceeds from issuances of equity and debt securities and would expect to enter the capital markets if additional funding is required.

COVID-19 Effect

Beginning in early March 2020, the COVID-19 pandemic and the measures imposed to contain this pandemic have disrupted and are expected to continue to impact the Company's business operations. The magnitude of the impact of the COVID-19 pandemic on the Company's productivity, results of operations and financial position, and its disruption to the Company's business and clinical programs and timelines, will depend, in part, on the length and severity of these restrictions and on the Company's ability to conduct business in the ordinary course.